UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) October 4, 2005
                                                     -----------------

                             AMCORE FINANCIAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

            0-13393                                     36-3183870
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  (Commission File Number)                  (IRS Employer Identification No.)

      501 Seventh Street, Rockford, Illinois                      61104
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     (Address of Principal Executive Offices)                  (Zip Code)

                                 (815) 968-2241
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 4, 2005, AMCORE Financial, Inc. (Company) issued a press release, attached as Exhibit 99.1 and incorporated by reference herein, announcing that John R. Hecht, Executive Vice President and Chief Financial Officer (CFO), will immediately assume new operating responsibilities as Executive Vice President and Commercial Line of Business Manager. Mr. Hecht will retain his CFO responsibilities until a new CFO is named.

For more information regarding Mr. Hecht, including a brief description of compensation arrangements between the Company and Mr. Hecht, please see the Company's Form 10-K and Proxy Statement and Notice of 2005 Annual Meeting as filed with the Securities and Exchange Commission on March 14, 2005. Such information is incorporated by reference herein.


ITEM 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.     Description

99.1            Press Release dated October 4, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: October 4, 2005                      AMCORE Financial, Inc.

                                           (Registrant)


                                           /s/ Kenneth E. Edge
                                           --------------------------------
                                           Kenneth E. Edge
                                           Chairman, President and Chief
                                           Executive Officer
                                           (Duly authorized officer of the
                                           registrant and principal executive
                                           officer)




                                 EXHIBIT INDEX

Exhibit No.     Description

99.1            Press Release dated October 4, 2005